UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

TimefireVR Inc.

(formerly EnergyTek Corp.)

(Exact name of registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 E. Redfield Road, Suite 100 Building A Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 875-9928

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective July 10, 2017, TimefireVR, Inc., a Nevada corporation (the “Company”), appointed Mr. Gary Smith as a director of the Company. Mr. Smith, 64 years of age, has served as Chief Executive Officer and director of NIT Enterprises, Inc. since July 2014. From March 2012 to June 30, 2014, he also served as Chief Executive Officer and director of Radiant Creations, Inc. Mr. Smith was selected to serve as a director as a designee of an investor which had rights to designate a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TimefireVR Inc.

Date: July 14, 2017

By: /s/ Jeffrey Rassas

Name: Jeffrey Rassas

Title: Chief Executive Officer